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                                                                   Exhibit 10.21
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                           California Chapters of the

               Society of Industrial and Office Realtors(R), Inc.

                          INDUSTRIAL REAL ESTATE LEASE

                            (SINGLE-TENANT FACILITY)

ARTICLE ONE:  BASIC TERMS

    This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

    Section 1.01.     Date of Lease:
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    Section 1.02. Landlord (include legal entity): Panattoni-Catlin Joint
                                                   -----------------------------
Venture
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Address of Landlord:     1851 Heritage Lane, Suite 260, Sacramento, CA  95815
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    Section 1.03. Tenant (include legal entity):   Mountain Peoples Warehouse
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Address of Tenant:     110 Springhill Drive, Grass Valley, CA 95945
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    Section 1.04. Property: (include street address, approximate square footage and description) 130,200 square feet. A portion of Placer
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               County Assessor's Parcel #52-010-07 consisting of property
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               commonly known as Auburn Airport Industrial Park parcels 32-41
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               and 44-47, Wilbur Way. Fee title held by the City of Auburn.
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    Section 1.05. Lease Term: 15 years 0 months beginning on occupancy or such
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other date as is specified in this Lease, and ending on
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    Section 1.06. Permitted Uses: (See Article Five) Warehouse facility and
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allied operations.
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    Section 1.07. Tenant's Guarantor: (If none, so state) Michael Funk
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    Section 1.08.     Brokers:  (See Article Fourteen) (If none, so state)
Landlord's Broker:       none
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Tenant's Broker:         none
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    Section 1.09. Commission Payable to Landlord's Broker: (See Article
Fourteen) $      none
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                                                               Initials
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(C) 1988 California Chapters of the
         Society of Industrial and
         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

FORM SNL
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    Section 1.10. Initial Security Deposit: (See Section 3.03) $     $125,000
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    Section 1.11. Vehicle Parking Spaces Allocated to Tenant:      all per code
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    Section 1.12. Rent and Other Charges Payable by Tenant:

    (a) BASE RENT: Forty-Seven Thousand Nine Hundred Fourteen Dollars
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($ 47,914) per month for the first thirty (30) months, as provided in
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Section 3.01, and shall be increased on the first day of the thirty-first
                                                             ------------
(31st) month(s) after the Commencement Date, either (i) as provided in
------
Section 3.02, or (ii)__________________________________________________________
_______________________________________________________________________________.
(If (ii) is completed, then (i) and Section 3.02 are inapplicable.)

    (b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02);
(ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04);
(iv) Impounds for Insurance Premiums and Property Taxes (See Section 4.07); (v) Maintenance, Repairs and Alterations (See Article Six).

    Section 1.13. Landlord's Share of Profit on Assignment or Sublease: (See
Section 9.05) fifty percent ( 50 )% of the Profit
              -----         ------
(the "Landlord's Share").

    Section 1.14. Riders: The following Riders are attached to and made a part of this Lease: (If none, so state)
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                                                               Initials
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(C) 1988 California Chapters of the
         Society of Industrial and
         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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ARTICLE TWO: LEASE TERM

    Section 2.01. Lease of Property For Lease Term. Landlord leases the
Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

    Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60)-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

    Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

    Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

ARTICLE THREE:    BASE RENT

    Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

    Section 3.02. Cost of Living Increases. The Base Rent shall be increased on each date (the "Rental Adjustment Date") stated in Paragraph 1.12(a) above in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the

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         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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geographical Statistical Area in which the Property is located on the basis of 1982 - 1984 = 100) (the "Index") as follows:

    (a) The Base Rent (the "Comparison Base Rent") in effect immediately before each Rental Adjustment Date shall be increased by the percentage that the Index has increased from the date (the "Comparison Date") on which payment of the Comparison Base Rent began through the month in which the applicable Rental Adjustment Date occurs. The Base Rent shall not be reduced by reason of such computation. Landlord shall notify Tenant of each increase by a written statement which shall include the Index for the applicable Comparison Date, the Index for the applicable Rental Adjustment Date, the percentage increase between those two Indices, and the new Base Rent. Any increase in the Base Rent provided for in this Section 3.02 shall be subject to any minimum or maximum increase, if provided for in Paragraph 1.12(a).

    (b) Tenant shall pay the new Base Rent from the applicable Rental
Adjustment Date until the next Rental Adjustment Date. Landlord's notice may be given after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increases within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen
(15) days after receipt of Landlord's notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with the rules and regulations of the American Arbitration Association at its office closest to the Property. The costs of arbitration shall be borne equally by Landlord and Tenant.

    Section 3.03      Security Deposit; Increases.

    (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

    (b) Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent.

    Section 3.04. Termination; Advance Payments. Upon termination of this
Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR:     OTHER CHARGES PAYABLE BY TENANT


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         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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    Section 4.01. Additional Rent. All charges payable by Tenant other than
Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

    Section 4.02. Property Taxes.

    (a) Real Property Taxes. Tenant shall pay all real property taxes on the Property (including any fees, taxes of assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10)-day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

    (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

    (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

    (d)   Personal Property Taxes.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxes separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

    (e) Tenant's Right to Contest Taxes. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount


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         Society of Industrial and
         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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

of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding.

    Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

    Section 4.04. Insurance Policies.

    (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

    (b) Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

    (c) Payment of Premiums. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as

                                                               Initials
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         Society of Industrial and
         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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

provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

    (d)   General Insurance Provisions.

          (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

          (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

          (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

          (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

    Section 4.05. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does


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not receive any rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

    Section 4.06. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

    Section 4.07. Impounds for Insurance Premiums and Real Property Taxes. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12)-month period. Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE:     USE OF PROPERTY

    Section 5.01. Permitted Uses. Tenant may use the Property only for the Permitted uses set forth in Section 1.06 above.

    Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

    Section 5.03. Hazardous Materials. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, sublessees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with


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respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property.

    Section 5.04 Signs and Auctions. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

    Section 5.05. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

    Section 5.06. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

    Section 5.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

    Section 6.01. Existing Conditions. Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made it own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto. If Landlord or Landlord's Broker has provided a Property Information Sheet or other Disclosure Statement regarding the Property, a copy is attached as an exhibit to the Lease.

    Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant. Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting


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fixtures or any other cause; (c) conditions arising in or about the Property or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from Liability for Landlord's gross negligence or willful misconduct.

    Section 6.03. Landlord's Obligations. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

    Section 6.04. Tenant's Obligations.

    (a) Except as provided in Article Seven (Damage or Destruction) and
Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless or whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost or repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative conditions.

    (b) Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

    Section 6.05. Alterations, Additions, and Improvements.

    (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and


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regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

    (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

    Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

    Section 7.01. Partial Damage to Property.

    (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

    (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or
(ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an

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act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

    (c) If the damage to the Property occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

    Section 7.02. Substantial or Total Destruction. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

    Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, insurance premiums and real property taxes. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

    Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT:    CONDEMNATION

    If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or

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possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:     ASSIGNMENT AND SUBLETTING

    Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

    Section 9.02. Tenant Affiliate. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

    Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

    Section 9.04. Offer to Terminate. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of

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Section 9.05 with respect to any proposed transfer shall continue to apply.

    Section 9.05. Landlord's Consent.

    (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

    (b)    If Tenant assigns or subleases, the following shall apply:

           (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less
    (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

           (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

    Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN:      DEFAULTS; REMEDIES


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    Section 10.01. Covenants and Conditions. Tenant's performance of each of
Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

    Section 10.02. Defaults. Tenant shall be in material default under this
Lease:

    (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

    (b)    If Tenant fails to pay rent or any other charge when due;

    (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

    (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

    (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

    Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

    (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time


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of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

    (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

    (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

    Section 10.04. Repayment of "Free" Rent. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case, Abated Rent shall be calculated based on the full initial rent payable under this Lease.

    Section 10.05. Automatic Termination. Notwithstanding any other term or provision hereof to the contrary the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

    Section 10.06. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.


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ARTICLE ELEVEN:    PROTECTION OF LENDERS

    Section 11.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

    Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

    Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

    Section 11.04. Estoppel Certificates.

    (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

    (b) If Tenant does not deliver such statement to Landlord within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.


                                                               Initials
                                                                       ---------
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         Society of Industrial and
         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

FORM SNL

    Section 11.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE:    LEGAL COSTS

    Section 12.01 Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended, Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs Landlord incurs in any such claim or action.

    Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposed to do and which requires Landlord's consent.

ARTICLE THIRTEEN:  MISCELLANEOUS PROVISIONS

    Section 13.01. Non-Discrimination. Tenant promises, and is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

    Section 13.02. Landlord's Liability; Certain Duties.

    (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such

                                                               Initials
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

interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

    (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30)-day period and thereafter diligently pursued to completion.

    (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

    Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

    Section 13.04. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

    Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

    Section 13.06. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in
Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

    Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

    Section 13.08. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease

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                                      19
executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

    Section 13.09. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

    Section 13.10. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

    Section 13.11. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

    Section 13.12. Force Majeure. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

    Section 13.13. Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

    Section 13.14. Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

[intervening sections intentionally omitted]

    Section 14.04. No Other Brokers. Tenant represents and warrants to Landlord that no broker is entitled to a commission fee for the procurement of this lease.

    ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.


                                                               Initials
                                                                       ---------
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         Society of Industrial and
         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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                                      20

    Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.



Signed on January 21, 1992                             "LANDLORD"
          ---------------------
at Auburn, CA                              Panattoni-Catlin Joint Venture
   ----------------------------
                                           ---------------------------------

                                           By: /s/ Benjamin S. Catlin
                                              ------------------------------
                                                Benjamin S. Catlin

                                           Its: Managing Partner
                                               -----------------------------

                                           By:
                                              ------------------------------

                                           Its:
                                               -----------------------------



Signed on January 21, 1992                             "TENANT"
          ---------------------
                                           Mountain Peoples Warehouse
at Auburn, CA                              ---------------------------------
   ----------------------------

                                           ---------------------------------

                                           By: /s/ Michael S. Funk
                                               -----------------------------
                                                Michael S. Funk

                                           Its: General Manager
                                               -----------------------------

                                           By:
                                              ------------------------------

                                           Its:
                                               -----------------------------


    IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH
A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE

                                                               Initials
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         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

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                                      21

PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

    THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,(R) INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS,(R) INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.


                                                               Initials
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         Office Realtors(R), Inc.     (Single-Tenant Net Form)        ----------

FORM SNL

                                    RIDER 1


                   CONSTRUCTION OF IMPROVEMENTS BY LANDLORD


         This Rider is attached to and made part of that certain lease dated January 21, 1992 between Panattoni-Catlin Joint Venture, as Landlord and Mountain Peoples Warehouse, as Tenant, covering the Property commonly known as described in Exhibit 1 APV 052-010-07. The terms used in this Rider shall have the same definitions as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

         A. Description of Improvements. Landlord shall, at Landlord's expense, construct certain improvements on or about the Property (the "Work") in accordance with certain plans and specifications attached hereto as Exhibit "1" and incorporated herein by this reference. Tenant hereby approves the plans and specifications attached hereto as Exhibit "1."

         B. Preliminary Plans. If the plans and specifications attached hereto are final plans and specifications, such final plans and specifications are hereinafter referred to as the "Final Plans," and the remainder of this Paragraph shall be inoperative. If the plans and specifications attached hereto are preliminary plans, Landlord shall prepare final working drawings and outlined specifications for the Work and submit such plans and specifications to Tenant for its approval on or before sixty (60) days from execution. Tenant shall approve or disapprove such drawings and specifications within fifteen (15) days after receipt from Landlord. Tenant shall have the right to disapprove such drawings and specifications only if they materially differ from the plans and specifications attached hereto. If Tenant disapproves such drawings and specifications, Landlord and Tenant shall promptly meet in an attempt to resolve any dispute regarding such drawings and specifications. If the parties are unable to agree upon the final working drawings and specifications for the Work on or before one hundred twenty (120) days, Landlord may, at Landlord's option, either (1) terminate this Lease upon seven (7) days' prior written notice to Tenant, and refund the Tenant's deposit pursuant to the terms outlined in Paragraph F in which case neither Landlord nor Tenant shall have further liability to the other, or (2) submit the matter to conclusive and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Final working drawings and specifications prepared in accordance with this Paragraph B and approved by Landlord and Tenant are hereinafter referred to as the "Final Plans."

         C. Completion of the Work. Landlord shall use its best efforts to complete the Work described in the Final Plans prior to the scheduled Commencement Date set forth in Section 1.05, the Commencement Date shall be the date upon which the Work is substantially completed and the Property is delivered to Tenant.

For the purposes of the Paragraph C, the Work shall be conclusively deemed to be substantially completed when all Work described in the Final Plans is completed, except for minor items of work (e.g., "pick-up work") which can be completed with only minor interference with Tenant's conduct of business on the Property.

         D. Changes. Landlord's obligation to prepare the Property for Tenant's occupancy is limited to the completion of the Work set forth in the plans and specifications attached hereto as Exhibit "1" or reasonably inferable therefrom. Otherwise, Landlord shall not be required to furnish, construct or install any items not shown thereon. If Tenant requests any change, addition or alteration ("Changes") in such plans and specifications or in the Work, Landlord shall promptly give Tenant an estimate of the cost of such Changes and the resulting delay in the delivery of the Property to Tenant. Within three (3) days after receipt of such estimate, Tenant shall give Landlord written notice whether Tenant elects to proceed with such Changes. If Tenant notifies Landlord in writing that Tenant elects to proceed with such Changes and if Landlord approves such Changes, Landlord shall, at Tenant's expense, promptly make such Changes. If Tenant fails to notify Landlord of its election with the three (3) day period, Landlord may either (1) make such Changes at Tenant's expense or (2) complete the Work without making such Changes. Tenant shall pay or reimburse Landlord for the costs of such Changes within fifteen (15) days after billing. Any delay caused by Tenant's request for any Changes or from the construction of any Changes shall not, in any event, delay the Commencement Date, which shall occur on the date it would have occurred but for such Changes. The Work shall be property of Landlord and shall remain upon and be surrendered with the Property upon the expiration of the Lease Term.

         E. Value Engineering and Change Orders. Many assumptions have been made by Landlord in the preparation of the construction bid to assure a consistent high level of quality in the finished product. Landlord and Tenant shall work together during the value engineering phase to reduce costs. The schedule for savings shall be one hundred percent (100%) to Tenant prior to Tenant's approval of Final Plans and fifty percent (50%) equally between Landlord and Tenant following Tenant's approval of Final Plans. Changes which result in higher costs will be priced at a documented cost plus eight percent (8%). Lease rates will be increased or decreased in proportion to a ratio formed utilizing the original base rent as specified in Section 1.12 a the numerator and the purchase price as specified in Article 2.02 of Rider 2 as denominator:

                           46,360    new rental rate
                  ( i.e. --------- = --------------- = 1.06%)
                         4,367,500      new price

         F. Financing Contingency. Landlord and Tenant shall use their best efforts to secure financing for the project reasonably satisfactory to both Parties on or before one hundred twenty (120) days from mutual execution. In the event such financing shall not be obtained by such date, Landlord and Tenant shall have the option to either continue forward with the project on terms deemed satisfactory or to terminate the project. In the event that the project is terminated by either Party due to the failure to obtain such reasonably satisfactory financing, Tenant shall have the option to retain the drawings, documents prepared by Landlord, plans and other work deemed necessary to the development of the project to that time (collectively referred to as "development planning"). In the event that Tenant elects to utilize the development planning then Tenant shall reimburse Landlord as follows: At the termination of the option Tenant shall receive back its deposit less the costs incurred by Landlord. In the event Tenant elects not to retain the development planning upon termination of the project but to Terminate the project, then Tenant shall receive back its deposit less one-half (1/2) of the development planning costs of Landlord.

         G. Early Occupancy. As long as such access or occupancy does not interfere with Landlord's construction of the building, Tenant or Tenant's Agent(s) shall have access to the property up to forty-five (45) days prior to completion for the installation of Tenant's equipment and racking. During the period of such early access, Tenant shall not be liable for rent payments but shall indemnify Landlord from any injury or damage sustained by Tenant or Tenant's Agent(s) while on the property and shall indemnify Landlord from any damage done by Tenant or Tenant's Agent(s) to the property. Except for damages caused by the gross negligence or wilful misconduct of Landlord or Landlord's Agent(s), Landlord shall have no liability for any damage to Tenant's equipment installed on the property during the period of early occupancy.


Agreed and Accepted:


/s/ Benjamin Catlin                         /s/ Michael Funk
-------------------------------             --------------------------------
Landlord                                    Tenant


1/21/92                                     1/21/92
-------------------------------             --------------------------------
Date                                        Date

A:RIDER1

                           RIDER 2 (PURCHASE OPTION)

                PURCHASE OPTION AND PURCHASE AND SALE AGREEMENT


         PANATTONI-CATLIN JOINT VENTURE IV, a California General Partnership ("Landlord"/"Optionor"/"Seller"), and MOUNTAIN PEOPLES WAREHOUSE
("Tenant"/"Optionee"/ "Buyer"), AGREE AS FOLLOWS:


ARTICLE 1. GENERAL

     1.01. The Purchase Option. The Tenant shall have the option to purchase
           -------------------
the Property described in the Lease pursuant to the terms and conditions hereinafter set forth ("Option" or "Purchase Option"). This Option shall expire, if not exercised, at the end of the twenty-fourth (24th) month after occupancy. Tenant shall deposit, as described in the Lease, One Hundred Twenty Five Thousand Dollars ($125,000.00) with Landlord as part of the consideration for the Lease and the granting of this Option per Paragraph 20 of the First Addendum and Section 1.10 of the Lease. Said deposit shall be a credit against the Purchase Price in the event the Option is exercised and the escrow is successfully closed. In the event Tenant chooses not to exercise this Option, or this Option expires, Fifty Thousand Dollars ($50,000.00) shall be refunded forthwith, without interest, to Tenant but in no case sooner than nine (9) months after occupancy, the balance shall be retained by Landlord as a security deposit. The Option must be exercised in writing by Tenant within Twenty-Four
(24) months from occupancy of the property by Tenant by delivery to Landlord of a notice of exercise of Option. After the exercise of the Option, the sale of the Property shall be consummated in accordance with this Agreement.


     1.02. The Purchase Property. Seller is the owner and leaseholder (or will
           ---------------------
be prior to occupancy) of that certain real property located in Placer County, California, described in Exhibit 1 incorporated in Rider 1 attached hereto (the
                         ---------
"Purchase Property") and made a part hereof by reference. By lawful exercise of the Option by Optionee, Optionor has agreed as Seller to sell to Buyer and Buyer has agreed to purchase from Seller the Purchase Property.


     1.03. Purpose. The purpose of this Agreement is to provide for the purchase
           -------
and sale of the Purchase Property.


ARTICLE 2. PURCHASE AND SALE.

     2.01. Purchase and Sale. Seller shall sell the Purchase Property to
           -----------------
Buyer, and Buyer shall purchase the Purchase Property from Seller on the terms and conditions specified in this Agreement and in the Option Agreement to which this Purchase and Sale Agreement is attached. The terms and conditions of the Option Agreement are incorporated herein by reference.


     2.02. Price. The purchase price for the Purchase Property shall be the
           -----
sum of Four Million Three Hundred Sixty-Seven Thousand Five Hundred Dollars ($4,367,500) ("Purchase Price") except, however, said purchase price may be increased per Paragraph 8 (Exclusions) of Exhibit 1. Upon exercise of this Option Buyer is to assume and pay when due the amount of any assessments or bonds upon the Property. If the Option is not exercised on or before one hundred twenty (120) days after occupancy, then the Purchase Price shall increase one-half percent (0.5%) each month, beginning on month five (5) and continuing through month twenty-four (24). By its terms, the Purchase Option terminates if not exercised within twenty-four (24) months following occupancy of the Property. However, Tenant shall retain a First Right of Refusal for the term of the Lease as defined herein.

     2.03.   First Right of Refusal. Provided that Tenant shall not be in
             ----------------------
default during the preceding one (1) year period, Tenant shall have a First Right of Refusal to purchase the building and project and to assume the Landlord's leasehold interests. In the event that Landlord receives a bona fide offer for same, Landlord shall communicate to Tenant the essential terms and conditions of said offer. Tenant then shall have ten (10) days within which to notify Landlord in writing that it wishes to purchase the building on the same terms and conditions as are specified in the offer which Landlord will have received.


     2.04.   Payment. Buyer shall pay the Purchase Price as follows: All cash
             -------
within sixty (60) days of the Option Exercise.


     2.05.   Deposit. Upon the opening of escrow, as herein defined, Seller
             -------
shall deposit with Escrow Holder the sum of Fifty Thousand Dollars ($50,000), which sum has already been paid to Seller by reason of the Purchase Option. In lieu of such deposit, the Seller may acknowledge in writing to Escrow Holder that Seller is holding such deposit and that it is a credit to Buyer against the Purchase Price.


ARTICLE 3.   ESCROW.


     3.01.   Opening. The purchase and sale of the Purchase Property shall be
             -------
consummated by means of an escrow which is to be opened with a title company selected by the Seller ("Escrow Holder").


     3.02.   Instructions. The escrow instructions given to Escrow Holder shall
             ------------
be consistent with the terms of this Agreement and the Purchase Option.


     3.03.   Close of Escrow. Escrow shall close on or before the sixtieth
             ---------------
(60th) day following the date of Option Exercise (the "Closing Date").


     3.04.   Costs. The title insurance premium for a standard owner's policy
             -----
of title shall be paid by Seller. The premium for any extended coverage shall be paid for by Buyer. Transfer taxes and costs of recording shall be paid by Buyer. All other charges and expenses incurred in this transaction (including escrow fees) are to be divided and paid equally by Seller and Buyer.

     3.05.   Prorations. Real property taxes shall be prorated as of the Closing
             ----------
Date.


ARTICLE 4.   CONDITIONS TO CLOSE OF ESCROW.


     4.01.   General. The provisions of this Article 4 are conditions precedent
             -------
to the close of the escrow described in Article 3 and, where provided expressly or by context, are covenants.


     4.02.   Title. Seller shall have caused title to the Purchase Property to
             -----
be conveyed to Buyer by deed subject only to current property taxes, the existing encumbrances, including the Land Lease and other exceptions approved by Buyer. Seller shall have caused Escrow Holder to cause its underwriter to issue a standard owner's policy of title insurance insuring title in Buyer with liability in the amount of the Purchase Price. Any extended coverages shall be paid for by Buyer.


     4.03.   Approval of Encumbrances. As soon as practical, after mutual
             ------------------------
execution of the Option Agreement, Seller shall deliver to Buyer a preliminary title report ("Report") concerning the Property. Buyer shall have five (5) days from the date of delivery within which to object in writing to any exceptions or matters listed in the report. Failure to so object shall be deemed acceptance of the Report. If Buyer objects to any exception or matter in the Report, Buyer shall specify as part of the written objection the specific exception or matter objected to. Seller shall have thirty (30) days to remove or otherwise rectify the objection ("Objection Removal Period"). If Seller fails or refuses to rectify the objection, then Buyer may deliver to Seller a written notice of termination of the Option Agreement, at which time such Agreement shall be deemed terminated and of no further force and effect. However, if such notice of termination is not delivered to Seller within five (5) days after the end of the Objection Removal Period, then all objections to the exceptions and other matters in the Report shall be deemed waived by Buyer.


         In the event that Buyer has no objections to the Report, or waived objections to the Report, then all exceptions and matters referred to in the Report shall be deemed accepted matters by Buyer ("Accepted Matters"). Seller promises that Seller will not cause any additional encumbrances, liens or other matters to attach to the Property, other than the Accepted Matters, without the written consent of Buyer which shall not be unreasonably withheld or delayed.


     4.04.   Nonforeign Certification. Seller shall have furnished to Buyer a
             ------------------------
certification duly executed by Seller under penalty of perjury in form approved by Buyer setting forth Seller's business address and federal tax identification number or Social Security number and certifying that Seller is not a "foreign person" in accordance with the provisions of Section 1445 of the Internal Revenue Code of 1954, as amended, and the regulations promulgated thereunder.


ARTICLE 5.   REPRESENTATIONS.


     5.01.   Warranties and Representations by Seller.
             ----------------------------------------

             A. Seller hereby makes the following representations, covenants and warranties and acknowledges that the acquisition by Buyer of the Purchase Property will have been made in material reliance by Buyer on such covenants, representations and warranties which are true as of the date of mutual execution of the Purchase Option.


                   1. To Seller's knowledge, there is presently no claim, litigation, proceeding or governmental investigation pending or threatened against or relating to the Purchase Property or the transaction contemplated hereby. Seller shall give Buyer prompt notice of such claim, litigation, proceeding or investigation which becomes known to it prior to Closing Date.


                   2. To Seller's knowledge, no uncured notice of violation of any applicable zoning regulation or ordinance with other law, order, ordinance, permit, rule, regulation or requirements, or any covenants, conditions or restrictions affecting or relating to the use or occupancy of the Purchase Property has been given to Seller by any governmental agency having jurisdiction or by any other person entitled to enforce the same.


                   3. To Seller's knowledge there is presently no pending or contemplated condemnation of the Purchase Property or any part thereof.


                   4. Seller represents and warrants the closing of the sale contemplated by this Agreement will not constitute or result in any default or event that, with a notice or lapse of time, or both, would be a default, breach or violation of any lease, mortgage, deed of trust, covenant or other agreement, instrument or arrangement by which Seller or the Purchase Property is bound.


                   5. If Seller becomes aware of any fact or circumstance which would change a representation or warranty, then Seller will immediately give notice of such changed fact or circumstance to Buyer in writing.


                   6. Seller represents and warrants that the Purchase Property is being conveyed to Buyer free and clear of all recorded liens, encumbrances and title defects other than those shown in the title commitment. Buyer acknowledges that the building and improvements are situated on Leased Land.


                   7. Buyer understands and acknowledges that, except as stated above, Seller makes no representation or warranty with reference to the Purchase Property, and Buyer shall conduct his due diligence and satisfy himself as to all matters of importance concerning the property. The Buyer is purchasing the property "as is."

             Buyer acknowledges that Buyer will be in possession of the Purchase Property pursuant to the Lease of which the Purchase Option is a part, and will have full and ample opportunity to investigate and evaluate the Property.


ARTICLE 6.   MISCELLANEOUS.


     6.01.   Notices. Notices shall be delivered in accordance with the
             -------
procedures set forth in the Option Agreement.


     6.02.   Interpretation. This Agreement has been executed by Buyer and
             --------------
Seller in Auburn, California, and shall be interpreted in accordance with California law. The captions of paragraphs used in this Agreement are for convenience only. The provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of Seller and Buyer.


     6.03.   Time of Essence. Time is of the essence of this Agreement and of
             ---------------
the escrow provided for herein.


     6.04.   Attorneys' Fees; Prejudgment Interest. If the services of an
             -------------------------------------
attorney are required by any party to secure the performance hereof or otherwise upon the breach or default of a party to this Agreement, or if any judicial remedy or arbitration is necessary to enforce or interpret any provision of this Agreement or the rights and duties of any person in relation thereto, the prevailing party shall be entitled to reasonable attorneys' fees, expert witness fees, costs an other expenses, in addition to any other relief to which such party may be entitled. Any award of damages following judicial remedy or arbitration as a result of the breach of this Agreement or any of its provisions, shall include an award of prejudgment interest from the date of the breach at the maximum amount of interest allowed by law.


     6.05.   Integration. This Agreement contains the entire agreement of the
             -----------
parties hereto, and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, relating to the subject matter which are not fully expressed herein.


     6.06.   Additional Documents. From time to time, prior to and after the
             --------------------
close of escrow, each party shall execute and deliver such instruments of transfer and other documents as may be reasonably requested by the other party to carry out the purpose and intent of the Agreement.


     6.07.   Dependency and Survival of Provisions. The respective warranties,
             -------------------------------------
representations, covenants, agreements, obligations and undertakings of each party hereunder shall be construed as dependent upon and given in consideration of those of the other party, and shall survive the close of escrow and conveyance of the Purchase Property.

     6.08.   Cooperation in Exchange. The parties agree to cooperate with each
             -----------------------
other in an exchange of the Purchase Property pursuant to Section 1031 of the Internal Revenue Code of 1986. Each party may assign this Agreement, including all the rights and duties which survive the close of escrow, and may convey the Purchase Property to an exchange intermediary for the purpose of facilitating such an exchange by the assigning party. Exchanger shall pay all costs of any such exchange and shall indemnify and defend and hold the other party harmless from any claims, loss, damages or liability arising out of participation in an exchange.


     6.09.   Waiver. Any of the terms or conditions of this Agreement may be
             ------
waived at any time by the party entitled to the benefit thereof, but no such waiver shall affect or impair the right of the waiving party to require observance, performance or satisfaction either of that term or condition as it applies on a subsequent occasion or of any other term or condition hereof.


     6.10.   Severability. If any provision of this Agreement is held by a court
             ------------
of competent jurisdiction to be invalid or unenforceable, the remainder of the Agreement which can be given effect in keeping with the purpose and intent of the parties, without the invalid provision, shall continue in full force and effect and shall in no way be impaired or invalidated.


     6.11.   Counterparts. This Agreement may be executed in counterparts, each
             ------------
of which shall be original and all of which shall constitute one and the same instrument.


     6.12.   LIQUIDATED DAMAGES. BUYER RECOGNIZES THAT SELLER'S PROPERTY WILL BE
             ------------------
REMOVED FROM THE MARKET DURING THE EXISTENCE OF THIS PURCHASE AND SALE AGREEMENT AND THAT IF THIS TRANSACTION IS NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT OR BREACH, SELLER SHOULD BE ENTITLED TO COMPENSATION FOR SUCH DETRIMENT; HOWEVER, IT IS EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN THE EXTENT OF THE DETRIMENT AND TO AVOID THIS PROBLEM, BUYER AND SELLER AGREE THAT IF THIS TRANSACTION IS NOT CONSUMMATED BECAUSE OF BUYER'S DEFAULT OR BREACH, SELLER SHALL BE ENTITLED TO RECOVER FROM BUYER THE AMOUNT OF ALL DEPOSITS AS LIQUIDATED DAMAGES IN THE AMOUNT OF FIFTY THOUSAND DOLLARS ($50,000.00). THE BALANCE OF THE DEPOSIT SHALL BE DEEMED A SECURITY DEPOSIT UNDER THE LEASE AND HELD BY SELLER AS SUCH PURSUANT TO THE TERMS OF THE LEASE. THE AMOUNT HAS BEEN AGREED UPON, AFTER NEGOTIATIONS, AS THE PARTIES' BEST ESTIMATE OF SELLER'S DAMAGES. THE PARTIES AGREE THAT THE AMOUNT OF DEPOSIT STATED ABOVE AS LIQUIDATED DAMAGES SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY AND SHALL BE IN LIEU OF ANY OTHER RELIEF TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY VIRTUE OF THIS PURCHASE AND SALE AGREEMENT OR BY OPERATION OF LAW OR EQUITY.


Seller's Initials    BC                     Buyer's Initials    MF
                  --------                                   --------

     6.13.   Arbitration of Disputes. Any controversy or claim between or among
             -----------------------
the parties arising out of or relating to this Agreement or breach thereof shall be determined by binding arbitration pursuant to the following provisions:


             a.    Appointment of Arbitrators and Conduct of Hearing. The
                   -------------------------------------------------
arbitrators shall be appointed and the arbitration hearing conducted under the commercial rules of the American Arbitration Association. Either party may make application to the American Arbitration Association for appointment of arbitrators and each party agrees that such arbitration shall be the sole and exclusive remedy for all disputes arising by reason of this Agreement. The hearing shall be conducted by three (3) arbitrators. One (1) arbitrator shall be chosen by Seller and one (1) arbitrator shall be chosen by Buyer. The third
(3rd) arbitrator shall be chosen by the procedures of the American Arbitration Association.


             b.    Arbitrators' Findings and Award Final. The findings of the
                   -------------------------------------
arbitrators shall be treated as a final judgment on the merits which is binding upon all parties to this Agreement. No cause of action or liability shall accrue or be incurred for violation of this Agreement unless and until shall claim has been arbitrated under the terms of this Section. The extent of claim or liability shall be limited to the findings and award of the arbitrators. Notwithstanding any provision to the contrary, the parties shall have no further right or appeal from the findings and award of the arbitrators and hereby explicitly, knowingly, and voluntarily waive any such rights to any further appeal whatsoever.

             c.    Statute of Limitations. The statute of limitations for any
                   ----------------------
party to make a claim for breach of this Agreement, or for resolution of any dispute hereunder, whether for damages or otherwise, shall be one hundred eighty
(180) days from the date of discovery of the facts underlying the claim by the party wishing to make said claims. No further actions, whether by arbitration or by court proceeding, may be filed after expiration of this statute of limitations.

             d.    NOTICE. BY INITIALLING IN THE SPACE BELOW YOU ARE AGREEING TO
                   ------
HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALLING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF APPLICABLE CALIFORNIA LAW. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATERIAL INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

           BC                                            MSF
---------------------------                  --------------------------
INITIALS OF SELLER/OPTIONOR                  INITIALS OF BUYER/OPTIONEE

         This arbitration provision shall be the exclusive remedy for disputes involving the Option Agreement and the Purchase and Sale Agreement.

         The parties, intending to be legally bound, have executed the Option Agreement to which this Purchase and Sale Agreement is attached as an exhibit with the understanding that the terms hereof shall control upon the exercise of the Option.


OPTIONOR/SELLER

PANATTONI-CATLIN JOINT VENTURE IV





By:  /s/ Benjamin S. Catlin
   ---------------------------------
Its: Managing Partner


OPTIONEE/BUYER:


MOUNTAIN PEOPLES WAREHOUSE




By:  /s/ Michael Funk
   ---------------------------------
Its: General Manager

                                   EXHIBIT 1



                         126,000 SQUARE FOOT FACILITY

                          MOUNTAIN PEOPLE'S WAREHOUSE

                        AUBURN AIRPORT INDUSTRIAL PARK

                              AUBURN, CALIFORNIA

INITIAL
PREMISES:          An approximately 126,000 square foot facility to be located on approximately five and eighty-five one hundredths (5.85) acres of land in the Auburn Airport Industrial Park, Auburn, California.

BUILDING
SHELL: We envision an exterior composed of partial height concrete tilt-up panels, painted, and accented with a color coordinated paint stripe. The building will have a "standing seam" steel roof system with steel side skirting. In addition, the facility will have an attractive office entrance, complementary landscaping, and exterior lighting. Additional architectural accents are possible if desired. They have not been included in this contract.

BUILDING
IMPROVEMENTS:      The facility would incorporate all of the design
                   specifications outlined in this Exhibit 1 or reasonably inferable therefrom, and those smaller details not mentioned but normally included in a distribution facility. The building is being designed to accommodate wholesale food distribution and allied operations.

ASSUMPTIONS:       1.    The site can be leased for approximately $.104 per
                         square foot per year including any improvements required to develop.

                   2. The site to be created will be adequate for building, truck area, landscaping and setbacks, and vehicle parking.

                   3. Development and permit fees do not exceed the $2.50 per building square foot or $325,500.

OCCUPANCY:         Landlord will tender possession of the premises on
                   January 1, 1993.

DEVELOPMENT
TIME SCHEDULE:     For planning, in working with our firm on a build-to-suit
                   basis, Tenant should anticipate that approximately two (2) months will be required for complete building design and preparation of working drawings including Tenant approval.
                   Assuming a period of three (3) months for approval of plans and issuance of building permits by the governing agency(s), project completion would occur approximately six (6) months, weather permitting, after start of construction, or eleven
                   (11) months total.

FORCE
MAJEURE: Occupancy shall be subject to time extensions for acts or occurrences beyond the reasonable control of Panattoni-Catlin Venture, including but not limited to adverse weather conditions or delays in issuance of applicable permits or other required governmental approvals where such delays result in a period in excess of eighty-five (85) days from initial submittal of the drawing/information for plan check or similar review to final permit.

ENVIRONMENTAL
COMPLIANCE:        Tenant shall be responsible for the cost of any additional improvements or permits, and the processing of any such permits required by or delays caused by any environmental quality control board or similar governmental entity as a result of Tenant's specific or unique uses or activities.

HAZARDOUS

MATERIALS:         Tenant shall be responsible for obtaining any permits
                   required by any regulatory agency governing the storage of hazardous materials used in Tenant's trade or business.

EXPANSION:         Panattoni-Catlin Venture will work with Tenant to provide for
                   Tenant's expansion needs and in a time frame which fits with Tenant's growth plans. There are many ways which we believe would be satisfactory to both parties to achieve this expansion requirement.


GENERAL DESCRIPTION
-------------------

Building Type:         126,000 square foot concrete tilt-up (16' partial height)
                       with steel upper section and steel "standing seam" roof, "food grade" facility.

Clear Height:          28 feet, excluding draft curtains which may be required
                       for customer's use.

Building Dimensions:   210' deep x 600' wide.

Bay Sizes:             Approximately 40' wide x 50' deep adjusted at end of
                       building.

Office: Approximately 8,000 square feet, two story, with accented entry. Design for a 4,000 square foot expansion.

Exterior Glazing:      1,040 square feet.

SITE WORK

Assumes a level site (+/- two/tenths). An allowance of $138,581 has been included to cover site preparation to make it level and remove/mitigate trees. On-site storm drain system complete.
Domestic water and sewer stubbed to building.
(All utility runs not to exceed 100' from building exterior.)

Paving: Total concrete and paved area equal to approximately eighty-five (85%) percent of building square footage (i.e. 126,000 s.f. bldg. would expect 107,100 s.f. of total concrete and paving). Exact paving to be per final plan.

Car Operations:        3" asphalt over 6" of base rock or equivalent.

Truck Operations:      4" asphalt over 8" base rock, unreinforced concrete or
                       equivalent with a reinforced concrete apron sixty (60) feet out from building in front of dock doors (if any).

Landscaping:           Per code. An allowance of $7,000 has been included for
                       landscaping.

Curbs & Stripping:     Per code.


SHELL IMPROVEMENT SCHEDULE
--------------------------

CONCRETE

Walls: Wall thickness per code, partial height, interior pick points exposed, smooth exterior, broom finish interior.

Floor Slab:        6" concrete, 3,000 psi (no allowance for additional
                   inspections), green saw cut @ 400 s.f. maximum, #4 rebar 24" on center throughout plus fibermesh in high traffic area adjacent to docks (20,000 s.f. maximum contiguous). Allowance of $7,500 for freezer floor upgrade included. Floors to have Tieh sealer or equivalent (allowance of $26,615).


FRAMING

Roof: Steel bar joist roof. An allowance of $33,900 is included for snow load capacity which may be required (estimated 25 pound load).

DOORS & HARDWARE

Exterior Doors:

         Truck: Dock doors - fourteen (14) 9' x 10' roll up, 26 gauge with levelers (Rite Hite Model RH-68 30,000 pounds or equivalent) and dock seals (Fromelt Model TP801-VC or equivalent). Dock height will be 48".

                   Grade doors - Four (4) total, two (2) 12' x 12' and two (2) 12' x 14' roll up doors, 26 gauge.

         Man: 3' x 6'8" doors with metal frames, thumb latch dead bolt (quantity to code).

ROOF

Type: "Standing seam" steel roof, Varco Pruden SSR-24 or equivalent, 20 year manufacturer's warranty.

FINISHES

Paint: Exterior - walls to receive one coat oil based primer and one latex finish coat; one color only, with accent stripe.

                   Interior - walls to receive one coat oil based primer and one latex finish coat, white or off white.

MECHANICAL

Sprinklers:        Engineered to .33/3,000 ESFR system or local code
                   requirements for high pile storage, whichever is less.

                   No hose rack connections or fire extinguisher. Exit signs and spare sprinkler heads as required by code.

                   Connection to central station monitoring if required by local ordinance.

HVAC

Warehouse:         R-11 insulation in roof and R-6 in metal portion of walls, vinyl backed, two air exchanges per hour ventilation; no heat or air conditioning.

ELECTRICAL

Service: 1200 amp, 277/480 volt, 3 phase service, main panel housing, conduit, and pad only. Utility company to set transformer and complete hookup.

                   Duplex plug for fire sprinkler monitoring equipment/connection to house loads.

Lighting:          Exterior - To code with building mounted fixtures.

                   Interior - Approximately 122,000 s.f. to be provided with
                   17.5 foot candle, 400 watt HID "high bay" metal hallide with lenses.

                   Light Panels - One (1%) percent - approximately thirty-seven
                   (37), (2' x 10' dimension).

Telephone:         Main telephone termination installed at building.

PLUMBING

Floor Drains:      Four (4) near office, without grease traps or filters, 100'
                   pipe per drain maximum.

Bathrooms:         To code for sixty (60) employees, male and female furnished as identified in office Improvement Schedule - I.

MISCELLANEOUS

Truck Maintenance
Facility:          Per plan, to be developed jointly, (estimated cost $38,000, as an included allowance), to be contracted separately.
                                                    ----------
EXCLUSIONS:

1. All improvements required to obtain height variance issue with City of Auburn.

2.   Any extra landscaping which may be required to satisfy the City of Auburn.

3. Traffic mitigation which may be required and costs associated with the realignment of Wilbur Way.

4.   A fire line loop, if required.

5.   Streambed Protection and Parkway charges (none anticipated).

6.   Abnormal utility connection charge.

7.   Mitigation and/or cleanup which may be required by any site toxic report.

Total Cost increases caused by erroneous assumptions made by Landlord including, but not limited to the foregoing seven (7) exclusions shall not exceed four (4%) of the proposed purchase price as specified in Paragraph 2.02 of Rider 2 except by mutual agreement.

In the event that such total cost increases exceed Three Hundred Thousand ($300,000) Dollars, then Landlord shall have the option to terminate this Agreement and refund deposit to Buyer.

STANDARD OFFICE IMPROVEMENT SCHEDULE - I
----------------------------------------

PARTITIONING           One hundred (100) lineal feet of eight foot finish
                       height, 2' x 4' finish with 1/2" sheetrock partitioning per one thousand (1,000) square feet of office area
                       (includes required demising wall(s)).

DOORS In addition to required exterior entry door(s), two (2) hollow core, metal frame doors per one thousand (1,000) square feet of office area, including code required doors.

CEILING 2' x 4' acoustical tile ceiling will be provided as building standard.

FLOORING 26 oz. commercial grade glue down carpet will be installed (or VCT tile if so desired). Ceramic tile in entry way (approximately 225 s.f.).

HEATING/AIR
CONDITIONING           Heating and air conditioning will be provided throughout
                       the office area in accordance with sound engineering practice, and in California, as required by Title 24.

ELECTRICAL
OUTLETS One (1) standard wall duplex outlet will be provided for every one hundred (100) square feet of office area. Special attention to be paid to upstairs office.

TELEPHONE
OUTLETS One (1) standard wall outlet will be provided for every two hundred (200) square feet of office area.

LIGHT FIXTURES         One (1) standard 2' x 4' lay-in florescent fixture will
                       be provided for every seventy-five (75) square feet of office area, and in California, as required by Title 24.
                       Switching to code.

PAINTING All walls shall be painted with one (1) finish coat of latex paint.

RESTROOMS              Standard restrooms to code with one hot and cold water
                       wall hung sink, tank-type toilet, paper dispenser, exhaust fan, standard light fixture, and wall hung mirror. These to be installed as per code requirements.
                       Floor covering to be sheet vinyl with cove base per customer's selection of standard options -- finished, sheetrocked, and painted.




Note: The above items represent the standard allowance for the building. Unless specifically indicated otherwise, any item not included in the schedule will be paid for by the customer.

                                FIRST ADDENDUM

This first addendum shall be attached to and incorporated with the lease dated January 21, 1992 wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain Peoples Warehouse is referred to as Tenant.

18.      PURCHASE OPTION.

         Subject to approval of the assignment of the land leasehold interest by the City of Auburn and removal of the Landlord from all obligations on that land lease, Tenant has a purchase option to purchase the building and improvements and Landlord's leasehold interest in the land pursuant to the terms of RIDER 2, attached hereto, and made a part hereof by reference.

19.      LAND LEASE

         Tenant acknowledges that Landlord does not own the land under the building, but will obtain a lease with the City of Auburn and Tenant agrees to be bound by the provisions of that lease agreement. Landlord will provide a copy for Tenant to approve, such approval not to be unreasonably withheld. Landlord will make all lease payments to the City unless or until Tenant exercises this purchase option. After Tenant exercises the purchase option, all lease payments and obligations shall become the obligation of the Tenant.

20.      DEPOSIT

         An initial deposit of Ten Thousand ($10,000) Dollars is due within Ten
         (10) Days of mutual execution of Purchase Agreement. A second deposit of Thirty Thousand Dollars ($30,000) is due within Thirty (30) Days following mutual execution. A third deposit of Sixty Thousand Dollars ($60,000) is due Fifteen (15) days after Tenant's receipt of working drawings but in no event prior to Sixty (60) Days following mutual execution. Lastly, a fourth deposit of Twenty Five Thousand Dollars ($25,000) is due ninety (90) days after mutual execution.

21.      GENERAL CONDITIONS

         This contract is conditioned upon the following:

         1. Approval by Panattoni-Catlin Venture and the selected lender of the necessary financial information and acceptance by all parties of the terms the lender(s) may require.

         2. Approval of plans and issuance of permits to building the contemplated building by the government agency in the location specified.

                                                                  First Addendum
                                                                          Page 2


All other paragraphs shall remain as executed.

Agreed and Accepted                                  Agreed and Accepted

/s/ Benjamin S. Catlin                      /s/ Michael Funk
------------------------------              ---------------------------------
      Landlord                                   Tenant

January 21, 1992                            January 21, 1992
------------------------------              ---------------------------------
      Date                                        Date

                                SECOND ADDENDUM


This second addendum shall be attached to and incorporated with the lease dated January 21, 1992 wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain People's Warehouse is referred to as Tenant.



         1.       LEASE COMMENCEMENT DATE:

                  The above-referenced lease shall commence on April 1, 1993.




/s/ Benjamin Catlin                             October 27, 1992
------------------------------                  -------------------------------
Landlord                                        Date



/s/ Michael Funk                                October 31, 1992
------------------------------                  -------------------------------
Tenant                                          Date

                                THIRD ADDENDUM

This third addendum shall be attached to and incorporated with the lease dated January 21, 1992 wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain People's Warehouse is referred to as Tenant.

         1.       AMENDED SECURITY DEPOSIT:

                  The above-referenced lease shall have total security deposits of one hundred forty-four thousand five hundred thirty-five dollars ($144,535.00).

         2.       AMENDED RENT PAYABLE BY TENANT:

                  The above-referenced lease shall have a new monthly base rent of forty-nine thousand two hundred dollars ($49,200).

         3.       AMENDED PURCHASE PRICE:

                  The above-referenced lease shall have a new base purchase price of four million six hundred seventy-two thousand three hundred seventy-four dollars ($4,672,374.00).

                  All other terms and conditions of the aforesaid lease agreement shall remain the same.



/s/ Benjamin Catlin                             December 2, 1992
------------------------------                  -------------------------------
Landlord                                        Date



/s/ Michael Funk                                January 5, 1993
------------------------------                  -------------------------------
Tenant                                          Date

                                Fourth Addendum

         This Fourth Addendum shall be attached to and incorporated with the Lease dated January 21, 1992, wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain People's Warehouse is referred to as Tenant.

         1.     Amended Commencement Date and Delay in Commencement; Liquidated
                ---------------------------------------------------------------
Damages Clause:
--------------

         The above-referenced Lease (Article Two: Lease Term, Section 2.02 Delay in Commencement) shall be amended to delete the current Section and replace it with the following:

                "Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease. In the event that the Property is not ready to occupy on June 1, 1993, Landlord shall pay Tenant Five Hundred Dollars ($500.00) per day for each day possession is delayed beyond June 1, 1993, because the Property is not ready to occupy."

         The above-referenced Lease (Article One: Basic Terms, Section 1.05 Lease Term and The Second Addendum: Lease Commencement Date) shall be amended as follows:

         "Lease Term: Fifteen (15) years beginning on June 1, 1993, or such other date as is specified in this Lease, and ending on May 30, 2008."

Agreed and accepted:



/s/ Benjamin Catlin                             February 10, 1993
------------------------------                  -------------------------------
Landlord                                        Date

/s/ Michael Funk                                February 17, 1993
------------------------------                  -------------------------------
Tenant                                          Date

                                Fifth Addendum


         This Fifth Addendum shall be attached to and incorporated with the Lease dated January 21, 1992, wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain People's Warehouse is referred to as Tenant.

         The above-referenced Lease (Article One: Basic Terms, Section 1.02 Landlord) shall be amended to delete the current Section and replace it with the following

             "Section 1.02. Landlord (include legal entity): Panattoni-Catlin Joint Venture and Souza Revocable Trust dated February 3, 1984."

Agreed and Accepted:



/s/ Benjamin Catlin                             May 12, 1993
------------------------------                  -------------------------------
Landlord                                        Date



/s/ Michael Funk                                May 17, 1993
------------------------------                  -------------------------------
Tenant                                          Date

                                SIXTH ADDENDUM
                                --------------

         This Sixth Addendum shall be attached to and incorporated in the Lease dated January 21, 1992 ("Lease"), wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain People's Warehouse is referred to as Tenant. The Lease shall be deemed to include the Industrial Real Estate Lease, Exhibits attached thereto, all Amendments by way of Addendum and all Riders attached thereto. Landlord and Tenant agree that this Addendum shall be an Amendment to the Lease.

                                   AMENDMENT

         ARTICLE ONE, Section 1.01 is deleted and replaced with the following:

         "Section 1.01 Date of Lease.  January 21, 1992."
                       -------------


         ARTICLE ONE, Section 1.12(a) of the Lease is hereby deleted and replaced with the following:

         "Section 1.12. Rent and Other Charges Payable by Tenant: (a) BASE RENT:
                        ----------------------------------------
Forty Six Thousand Three Hundred Sixty Dollars ($46,360.00) per month as provided in Section 3.01. The Base Rent shall be increased upon the completion of each thirty (30) month period in the Lease following the Commencement Date pursuant to Section 3.02. Increases in Base Rent shall be computed pursuant to
Section 3.02 and take affect on the first (1st) day of month thirty-one (31), sixty-one (61), eighty-one (81), one hundred twenty-one (121), one hundred fifty-one (151)."

         ARTICLE ONE, Section 1.01 of Rider 2 (Purchase Option) to the Lease is hereby deleted and replaced with the following:

         "1.01. The Purchase Option. The Tenant shall have the option to
                -------------------
purchase the Property described in the Lease pursuant to the terms and conditions hereinafter set forth ("Option" or "Purchase Option"). This Option shall expire, if not exercised, at the end of the Eighty-fourth (84th) month after occupancy. Tenant shall deposit, as described in the Lease, One Hundred Twenty Five Thousand Dollars ($125,000.00) with Landlord as part of the consideration for the Lease and the granting of this Option per Paragraph 20 of the First Addendum and Section 1.10 of the Lease. Said deposit shall be a credit against the Purchase Price in the event the Option is exercised and the escrow is successfully closed. In the event Tenant elects in writing prior to expiration not to exercise this Option, or this Option expires, Fifty Thousand Dollars ($50,000.00) shall be refunded forthwith, without interest, to Tenant but in no case sooner than nine (9) months after occupancy, the balance shall be retained by Landlord as a security deposit. The Option must be exercised in writing by Tenant within Eighty-four (84) months from occupancy of the Property by Tenant by delivery to Landlord of a written notice of exercise of Option. After the exercise of the Option, the sale of the Property shall be consummated in accordance with this Agreement. In the event that the Tenant exercises the Option prior to the expiration of sixty (60) months following occupancy, Tenant, at its sole cost and expense, and as a condition precedent to its rights under this Purchase Option (including, but not limited to, exercise thereof) shall pay all loan prepayment fees, costs and penalties charged by any lender having a loan secured by Deed of Trust, mortgage or other security interest in the Property."

         ARTICLE TWO, Section 2.02 of Rider 2 (Purchase Option) to the Lease is hereby deleted and replaced with the following:

         "2.02. Price. The purchase price for the Purchase Property shall be in
                -----
the sum of Four Million Three Hundred Sixty-Seven Thousand Five Hundred Dollars ($4,367,500.00) ("Purchase Price") except, however, said Purchase Price may be increased per Paragraph 8 (Exclusions) of Exhibit 1. Upon exercise of this Option Buyer is to assume and pay when due the amount of any assessments or bonds upon the Property. If the Option is not exercised on or before one hundred twenty (120) days after occupancy, then the Purchase Price shall increase one-quarter percent (0.25%) each month, beginning on month five (5) and continuing through month eighty-four (84). By its terms, the Purchase Option terminates if not exercised within eighty-four (84) months following occupancy of the Property. However, Tenant shall retain a First Right of Refusal for the term of the Lease as defined herein."

         The Guarantee of the Lease, executed by Michael S. Funk ("Guarantor") on December 17, 1992, shall remain in full force and effect and shall be deemed to apply to the Lease, all Exhibits, Addendums and Riders thereto, and Amendments thereof, including this Sixth Addendum.

         Except as herein amended, and except to the extent all other terms, covenants and conditions of the Lease, each Rider thereto, each

Addendum thereto and each Amendment and Modification thereto are not in conflict with this Sixth Addendum, such terms, covenants and conditions shall remain in full force and effect.

         In Witness Whereof, the parties have set their hands on the date opposite each signature.

"LANDLORD":

PANATTONI-CATLIN JOINT VENTURE


By:  /s/ Benjamin Catlin                Date:  May 28, 1995
     ---------------------------               ------------
     Benjamin S. Catlin,
     Managing Partner

"TENANT":

MOUNTAIN PEOPLE'S WAREHOUSE

By:  /s/ Michael S. Funk                Date:  May 27, 1993
     ---------------------------               ------------
     Michael S. Funk, General
     Manager and individually as
     Guarantor

                               SEVENTH ADDENDUM


         This seventh addendum shall be attached to and incorporated with the Lease dated January 21, 1992 wherein Panattoni-Catlin Joint Venture is referred to as Landlord and Mountain Peoples Warehouse as Tenant.

1.       AMENDED RENT PAYABLE BY TENANT:

         The above referenced Lease shall have a new monthly base rent of fifty eight thousand one hundred twenty one dollars ($58,121.00).

2.       AMENDED PURCHASE PRICE:

         The above referenced Lease shall have a new base purchase price of five million six hundred eighty five thousand one hundred seventy-four dollars ($5,685,174.00).

All other terms and conditions of the aforesaid Lease agreement shall remain the same.



/s/ Benjamin Catlin                             June 22, 1995
------------------------------                  -------------------------------
       Landlord                                 Date



/s/ Michael Funk                                June 19, 1995
------------------------------                  -------------------------------
       Tenant                                   Date

                       COMMENCEMENT DATE ACKNOWLEDGEMENT

This Commencement Date Acknowledgement is between Panattoni-Catlin Joint Venture
                                                  ------------------------------
and Souza Revocable Trust dated February 3, 1984, as "landlord" and Mountain
------------------------------------------------                    --------
Peoples Warehouse, as "Tenant" regarding that certain premises ("Premises")
-----------------
located at 12745 Earhart Avenue, Auburn, CA 95602.
           --------------------------------------

The undersigned hereby confirms the following:

MOVE-IN AND
RENT START DATE:     October 1, 1995

LEASE AMOUNT:   $58,121.00 per month Net, Net, Net

LEASE
EXPIRATION DATE:     May 30, 2008

1.   Governing contract is "Seventh Addendum" to lease dated January 21, 1994.

2. That Tenant accepted possession of the Premises from Landlord on October 1, 1995.

3. That all conditions which are to be satisfied prior to the full effectiveness of the Lease have been satisfied and that Landlord has fulfilled all its duties of an inducement nature.

4. That there are no existing defenses which Tenant has against the enforcement of the Lease by Landlord, and no offsets or credits against any amounts owned by Tenant pursuant to the Lease.

5. That Tenant has not made any prior assignment, hypothecation or pledge of the Lease or of the rents thereunder.


TENANT:

MOUNTAIN PEOPLES WAREHOUSE             By:    /s/ Michael Funk
--------------------------                    ------------------------
                                              Michael Funk

Date:     10/24/95                     Its:   President

                   Amendment to Industrial Real Estate Lease
                        Date of Lease: January 21, 1992
                       Date of Amendment: June 28, 1994

         This amendment ("Amendment") is made this 28th day of June 1994, by and between Panattoni-Catlin Joint Venture, a California general partnership ("Landlord") and Mountain Peoples Warehouse ("Tenant") (collectively "Parties"), to that certain lease dated January 21, 1992, executed by the Parties ("Lease"). The Parties intend by this Amendment to modify the size of the Property by constructing a Property addition on the north end of the building and by setting the rent therefore and by modifying the price payable pursuant to the Option to Purchase. Except to the extent that this Amendment is in conflict with the terms, covenants and conditions of the Lease, in which case this Amendment shall control, the Lease shall remain in full force and effect and shall limit and be considered a part of this Amendment. The Parties agree as follows:

         1.  Build to Suit Addition. Landlord shall construct, pursuant to the
             ----------------------
provisions of Article 16 of the Lease, a build to suit addition to the building occupied by Tenant and comprising the Property under the Lease ("Addition"). The Addition shall be constructed on the north end of the property according to plans and specifications approved by Tenant pursuant to Section 16 of the Lease. The Addition is approximately twenty-one thousand eight hundred forty (21840) square feet.

         2.  Occupancy and Term of Addition. The date of occupancy of the
             ------------------------------
Addition by the Tenant shall be not later than February 1, 1995 ("Addition Commencement Date"), and Landlord shall use commercially reasonable efforts to complete the Addition by the Addition Commencement Date subject to the issuance of necessary building permits and the provisions of the Lease, including but not limited to all sections in Article Two and Section 13.12 of the Lease. Tenant agrees to pay the new rent as hereinafter defined for the Property, including the Addition, and shall take occupancy of the Addition on the date a certificate of occupancy or like public entity approval is issued for the Addition, which shall thereafter be the Addition Commencement Date. On the Addition Commencement Date, for the purposes of Lease Term and Rent, the Addition shall become part of the Property an shall merge in the Lease Term.

         3.  New Rent. Tenant shall pay, as new rent ("New Rent") for the
             --------
Property commencing on the one hundred eighty-first day following the Addition Commencement Date ("New Rent Commencement Date"), an amount equal to Fifty-Seven Thousand Two Hundred Thirty-Seven and No/100 Dollars ($57,237.00) per month. In the event that the Addition is more or less than twenty-one thousand eight hundred forty (21840) square feet, the New Rent shall be adjusted using .368 (36.8 cents) per square foot. Prior to the New Rent Commencement Date the Rent shall be paid in accordance with the Lease. The New Rent shall be adjusted in accordance with the Lease including Sections 1.12 and 3.02.

        4.   Option. Section 17.05 of the Lease is hereby amended by deleting,
             ------
in the second and third lines of the Section, the following: "Four Million Eight Hundred Twelve Thousand Five Hundred Forty-Five and NO/100 Dollars ($4,812,545.00)" and replacing it with "Five Million Five Hundred Ninety-Eight Thousand Seven Hundred Four and No/100 Dollars ($5,598,704.00)" which shall be the Purchase Price of the Property in the Option.

         The Parties have hereafter set their signatures on the date first above written.

Landlord:

Panattoni-Catlin Joint Venture,
a California General Partnership


/s/ Benjamin Catlin
---------------------------------
Benjamin Catlin
Managing General Partner

Tenant:

Mountain Peoples Warehouse


/s/ Michael Funk
---------------------------------
Michael Funk

Title: President
       --------------------------